Fourth quarter FY16 earnings presentation Bristow Group Inc. May 26, 2016 Exhibit 99.1

Forward-looking statements
Statements contained in this presentation that state the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements.  These forward-looking statements include statements regarding earnings guidance and earnings growth, expected contract revenue, capital deployment strategy, operational and capital performance, impact of new contracts, cost reduction initiatives, capex deferral, shareholder return, liquidity, market and industry conditions. It is important to note that the
Company’s actual results could differ materially from those projected in such forward-looking statements.  Risks and uncertainties include, without limitation:  fluctuations in the demand for our services; fluctuations in worldwide prices of and supply and demand for oil and natural gas; fluctuations in levels of oil and natural gas production, exploration and development activities; the impact of competition; actions by clients and suppliers; the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations;
operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment and Operational
Excellence programs; availability of employees with the necessary skills; and political instability, war or acts of terrorism in any of the countries in which we operate. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the
Company’s SEC filings, including but not limited to the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2015 and quarterly report on Form 10-Q for the three months ended December 31, 2015.
Bristow Group Inc. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Executive summary and safety review

Q4 FY16 operational safety review
1)
AAR includes commercial operations for Bristow Group and consolidated affiliates, Eastern Airways and Airnorth
2)
FY13 AAR of 0.96 amended to include confirmed NAIB accident classification for 5N-BFF accident in October 2012
3)
TRIR beginning in FY15  includes consolidated commercial operations, corporate, Bristow Academy, Eastern Airways, and Airnorth employees
Total Recordable Injury Rate
3
(TRIR) per
200,000 man hours (cumulative)
•
Heightened focus
not only
on
safety
compliance but also safety
performance
in
light of FY16
accidents
Comprehensive external review of
operations, maintenance and
training in all regions to be
accomplished by 1QFY17 . . .
. . . Which forms our Global Safety
Improvement Plan and Target Zero
for FY17
•
HeliOffshore is delivering tools and
information, (such as the new HUMS
manual) to improve frontline
operational safety
Air Accident Rate
1
(AAR) per 100,000
flight hours (fiscal year)
2
0.53
0.53
1.44
0.00
0.00
1.04
FY11
FY12
FY13
FY14
FY15
FY16
0.42
0.27
0.31
0.26
0.23
0.37
FY11
FY12
FY13
FY14
FY15
FY16

Improving liquidity through strong operating cash
flow and lower capital spend
Total liquidity
$299
$360
•
Cost reductions and capital
efficiency initiatives improve
liquidity as market remains
difficult
•
Execution of three AW139
sale-leasebacks improves
liquidity and demonstrates
market confidence in aircraft
values
•
Declining FY17 capex
requirements as U.K. SAR
implementation completes
and discussions with OEMs
continue
167
255
132
105
100
150
200
250
300
350
400
Q3 FY16
Q4 FY16
Undrawn borrowing capacity
Cash

We are in control of our future with improvements
to safety and financial strength underway
•
Continued cash flow optimization through capital deferral, prior dividend reduction, and working capital management
•
Execution of successful FY16 cost cutting initiatives that
continue into FY17 to make Bristow more competitive
•
Global opportunities for new contracts and market share
gains are being pursued evidenced by several recent wins
FY17
action
plan
Financial
covenants
•
Amended bank covenants in order to provide financial flexibility through the oil and gas downturn
•
Replaced existing leverage ratio with senior secured leverage ratio
(as of March 31, 2016, leverage ratio was 2.58x (max 4.25x))
•
Replaced existing interest coverage ratio with current ratio (as of
March 31, 2016, current ratio was 1.99x (min 1.0x))

H225 fleet action
•
On
Friday
April
29,
2016,
during
a
flight
returning
from
an
offshore
platform
in
Norway,
an
accident
occurred
involving
another
operator’s
H225
•
Both
the
U.K.
CAA
and
the
Norway
CAA
issued
safety
directives
requiring
operators
to
suspend
all
operations
of
H225
aircraft,
excluding
those
on
search
and
rescue
missions.
Bristow
took
the
added
precaution
of
voluntarily
suspending
global
operations
of
H225s
•
Bristow
currently
is
not
flying
a
total
of
20
H225s
globally:
13
H225
helicopters
in
the
U.K.,
1
H225
in
Norway
(4
SAR
H225s
remain
operational
in
Norway)
and
6
H225
aircraft
in
Australia
(3
LIMSAR
H225
remain
operational
in
Australia)
•
Bristow
has
increased
utilization
of
other
in-region
aircraft
including
our
76
S-92
aircraft
and
has
moved,
or
is
moving,
available
aircraft
to
minimize
or
eliminate
the
impact
to
our
clients
•
It
is
too
early
to
determine
the
positive
or
negative
financial
impact

Successful diversification provides timely revenue and
reduces the impact of the oil and gas downturn
96%
2%
88%
9%
3%
Operating revenue by business line
2%
76%
13%
11%
•
Successful diversification
with
non-oil and gas revenue up
to
~24%
this year, compared to
~4% in
FY14
•
Nine of ten U.K. SAR
bases
operational with total
remaining capital of $165
million (including
aircraft)
•
Fixed wing
businesses
contributed ~$43 million
of EBITDAR in
FY16
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
FY14
FY15
FY16
U.K. SAR
Fixed wing
Oil and gas

FY17 guidance
1)  FY17 guidance assumes FX rates as of March 31, 2016
2)  EBITDAR excludes corporate overhead allocations and is consistent with financial reporting
As market conditions remain highly dynamic, our FY17 guidance focuses on our most stable revenue streams and fixed costs
FY17
guidance
as
of
March
31,
2016
U.K. SAR
Revenue
~$205M -
$230M
G&A
expense
~$195M
-
$215M
EBITDAR
~$95M -
$115M
Depreciation expense
~$110M
-
$130M
Eastern
Revenue
~$120M -
$135M
Rent expense
~$215M
-
$225M
EBITDAR
2
~$15M -
$20M
Interest expense
~$35M
-
$45M
Airnorth
Revenue
~$70M -
$85M
Non-aircraft capex
~$50M
annually
EBITDAR
2
~$15M -
$20M
1
2

Addressing challenges to emerge with strength
•
Primary
focus
remains
on
improving
safety
performance
and
reinforcing
Target
Zero
programs
•
Efforts
to
improve
liquidity
and
financial
flexibility
have
been
successful,
evidenced
by
20%
sequential
improvement
in
liquidity
and
amendment
of
bank
covenants
•
Global
opportunities
for
new
contracts
and
market
share
gains
are
being
pursued
evidenced
by
several
recent
wins
•
Continuing
successful
FY16
financial
improvement
initiatives
through
the
FY17
action
plan:
Company-wide productivity gains to improve our
competitiveness
Other identified measures to maintain margins include efficiencies with our OEM and other partners including further capex deferral

Operational highlights

Q4 FY16 highlights
Adjusted EBITDAR
Operating revenue
$419
$375
$395
$375
$0
$100
$200
$300
$400
$500
$126
$87
$117
$87
30.2%
23.1%
29.6%
23.1%
0%
10%
20%
30%
40%
50%
60%
$0
$20
$40
$60
$80
$100
$120
$140

$ in millions

$ in millions

Eastern airways

airline of the year 2014/15
an eragold award

Bristow

TARGET ZERO

Europe Caspian
United
Kingdom
United
Kingdom
Norway
Norway
Turkmenistan
Turkmenistan
Operating revenue
Falkland
Islands
Falkland
Islands
Adjusted EBITDAR
$55
$62
11.5%
$66
$62
30.9%
29.9%
34.3%
29.9%
0%
10%
20%
30%
40%
50%
60%
$0
$10
$20
$30
$40
$50
$60
$70
Q4 FY15
Q4 FY16
Q3 FY16
Q4 FY16
$179
$207
15.3%
$192
$207
$0
$50
$100
$150
$200
$250
Q4 FY15
Q4 FY16
Q3 FY16
Q4 FY16

$ in millions
GAP SAR
U.K. SAR
Total
Operating revenue
$42.7
$134.5
$177.2
Adjusted EBITDAR
17.9

82.7

100.6

LACE (on contract)
4

14

18

LACE rate
$10.7
$9.6
$9.8
Total U.K. SAR - FY16
U.K. SAR
•
U.K. SAR ramp-up progressing with two additional bases opened during the quarter, bringing the total to nine of ten operational
(including two GAP SAR bases)
•
Tenth and final base expected to begin operations in Q1 FY18
•
Total remaining U.K. SAR capex of ~$165 million (including ~$115 million for remaining eight AW189s)
•
U.K. SAR start up continues to benefit from synergies and efficiencies gained from global oil and gas business
1) LACE count based on aircraft types specified in original contract
1

$ in millions

$ in millions

Bristow

TARGET ZERO

Africa
Nigeria
Nigeria
Egypt
Egypt
Operating revenue
Adjusted EBITDAR
$80
$47
$62
$47
$0
$20
$40
$60
$80
Q4 FY15
Q4 FY16
Q3 FY16
Q4 FY16
$39
$7
$18
$7
48.6%
14.9%
29.4%
14.9%
0%
10%
20%
30%
40%
50%
60%
$0
$10
$20
$30
$40
Q4 FY15
Q4 FY16
Q3 FY16
Q4 FY16

Americas
United
States
United
States
Canada
Canada
Brazil
Brazil
Trinidad
Trinidad
Operating revenue
Guyana
Guyana
Adjusted EBITDAR
$85
$65
$72
$65
$0
$20
$40
$60
$80
$100
Q4 FY15
Q4 FY16
Q3 FY16
Q4 FY16
$35
$16
$36
$16
40.8%
25.1%
49.8%
25.1%
0%
20%
40%
60%
80%
100%
$0
$10
$20
$30
$40
Q4 FY15
Q4 FY16
Q3 FY16
Q4 FY16

Líder
update
Líder adjusted EBITDAR
•
Petrobras
has followed the U.K. /
Norway directive and suspended
all H225 flights (seven on contract)
•
Líder
does not have any H225s in
its fleet
•
Minimal calendar year 2016
committed capex helps bolster
liquidity
•
Cost cutting and liquidity
preservation measures continue
71
119
111
86
19
0
20
40
60
80
100
120
140
CY12
CY13
CY14
CY15
Q1 CY16

$ in millions

$ in millions

Bristow

airnorth
together we fly

TARGET ZERO

Asia Pacific
Russia
Russia
Australia
Australia
Malaysia
Malaysia
Operating revenue
Adjusted EBITDAR
$20
$15
$17
$15
29.2%
26.6%
24.6%
26.6%
0%
10%
20%
30%
40%
$0
$5
$10
$15
$20
$25
Q4 FY15
Q4 FY16
Q3 FY16
Q4 FY16
$69
$58
$67
$58
$0
$20
$40
$60
$80
Q4 FY15
Q4 FY16
Q3 FY16
Q4 FY16

Appendix

Organizational chart -
as of March 31, 2016
Business Unit (% of current period operating revenue)
Corporate
Region
( # of aircraft )
Joint Venture  (#
of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated 343
aircraft as of March 31, 2016
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 120 aircraft
as of March 31, 2016
*   Includes corporate and other
Bristow
Europe
Caspian
50%
Africa
15%
Americas
18%
Asia Pacific
17%
BRS Academy
/ Other
0%*
U.K. –
87
Norway –
21
Nigeria –
50
U.S. GoM
–
56
Canada –
8
Australia –
39
Brazil –
6
Egypt –
0
Russia –
7
Tanzania –
1
Trinidad –
7
Turkmenistan –
1
Florida –
48
Nevada –
3
U.K. –
2
Líder
–
75
PAS –
45
Guyana –
4
Falklands –
3

Next Generation Aircraft
Mature Aircraft
Fair market value of our owned fleet is ~$2.1 billion and leased fleet is ~$1.7 billion
Medium capacity 12-15 passengers
Large capacity 16-25 passengers
Type
Capacity
Engine
Cons
Unconsl
Total
Large Helicopters
AW189
16
Twin turbine
5

-
5

H225
19
Twin turbine
27

-
27

Mil Mi 8
20
Twin turbine
7

-
7

Sikorsky S-92
19
Twin turbine
76

11

87

115

11

126

LACE
115

Medium Helicopters
AW139
12
Twin turbine
27

2

29

Bell 212
12
Twin turbine
-

14

14

Bell 412
13
Twin turbine
17

17

34

H155
13
Twin turbine
1

-

1

Sikorsky S-76C/C++
12
Twin turbine
48

32

80

93

65

158

LACE
41

Fleet –
as of March 31, 2016

Mature Aircraft
1)  LACE does not include held for sale, training helicopters and fixed wing
Next Generation Aircraft
Small capacity 4-7 passengers
Training capacity 2-6 passengers
Fleet –
as of March 31, 2016 (continued)
Type
Capacity
Engine
Cons
Unconsl
Total
Small Helicopters
AS 350BB
4
Turbine
-
1
1
Bell 206B
4
Turbine
1
2
3
Bell 206 L Series
6
Turbine
5
6
11
Bell 407
6
Turbine
27
-
27
BK-117
7
Twin turbine
2
-
2
H135
6
Twin turbine
-
3
3
35
12
47
LACE
7
Training Helicopters
53
-
53
Fixed Wing
47
32
79
Total
343
120
463
TOTAL LACE (Large Aircraft Equivalent)
1
162

Small
Medium
Large
Total
Leased LACE
Total LACE
% Leased
Europe Caspian
-

5

36

41

39

76

51%
Africa
-

-

3

3

3

19

16%
Americas
1

13

5

19

12

40

29%
Asia Pacific
2

2

8

12

10

27

35%
Total
3

20

52

75

63

162

39%
•
Of the 113 aircraft currently leased in our fleet, 75 are commercial (63
LACE), 22 are training and 16 fixed wing
•
63 LACE aircraft represent approximately 39% of our commercial fleet
•
Our goal is for commercial fleet operating leases to account for approximately 35% of our LACE
Leased aircraft as of March 31, 2016
1) The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft.
1
Leased aircraft detail

* Includes writeoffs, lease returns, and commencements
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Fleet Count Beginning
371
365
359
360
Delivered
Large
1

1

4

1

Medium
1

-

-

-

Total Delivered
2

1

4

1

Removed
Sales
(6)

(4)

(1)

(1)

Other*
(2)

(3)

(2)

(18)

Total Removed
(8)

(7)

(3)

(19)

365
359
360
342
Fleet changes
Consolidated fleet changes and aircraft sales
# of aircraft
sold
Cash
received*
Q1 FY16
9

9.3
$
Q2 FY16
4

3.0
$
Q3 FY16
1

1.2
$
Q4 FY16
5

0.7
$
Total
19

14.2
$
* Amounts stated in millions

Small
Medium
Large
Training
Fixed wing
Total
Europe Caspian
-

5

36

-

11

52

Africa
-

-

3

-

2

5

Americas
1

13

5

-

-

19

Asia Pacific
2

2

8

-

3

15

Academy
-

-

-

22

-

22

Total
3

20

52

22

16

113

Leased aircraft in consolidated fleet
Small
Medium
Large
Training
Fixed wing
Total
Europe Caspian
-

1

-

-

-

1

Africa
5

4

-

-

1

10

Americas
4

7

-

-

-

11

Asia Pacific
-

-

-

-

-

-

Academy
-

-

-

-

-

-

Total
9

12

-

-

1

22

Held for sale aircraft in consolidated fleet
Held for sale and leased fleet by region

Operating revenue, LACE and LACE rate by region
4
1)
$ in millions
2)
LACE rate is annualized
3)
$ in millions per LACE
4)
Excludes
Bristow
Academy,
Airnorth
and
Eastern
Airways
149
158
158
166
162
$7.89
$8.35
$9.34
$9.33
$8.85
$-
$2
$4
$6
$8
$10
$12
140
150
160
170
180
FY12
FY13
FY14
FY15
Q4 FY16
LACE
LACE Rate ($ in millions)
FY16 op revenue
1
LACE
LACE Rate
2,3,4
Europe Caspian
$699
76
$9.26
Africa
249
19
12.95
Americas
282
40
7.02
Asia Pacific
197
27
7.30
Total
$1,434
162
$8.85
as of March 31, 2016
Operating revenue, LACE, and LACE rate by region

Historical LACE by region
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Europe Caspian
48
46
52
56
58
60
60
57
62
68
70
72
Africa
23
23
21
21
21
22
23
24
24
24
22
21
Americas
48
46
53
52
51
48
48
47
47
45
46
45
Asia Pacific
29
28
28
30
30
30
34
30
31
29
31
29
Consolidated
147
142
154
158
161
160
165
158
163
166
168
166
Q1
Q2
Q3
Q4
Europe Caspian
74
76
76
76
Africa
22
20
19
19
Americas
41
41
41
40
Asia Pacific
27
27
26
27
Consolidated
164
163
163
162
FY13
FY14
FY15
LACE
FY16

Historical LACE rate by region
1)
$ in millions
2)
LACE rate is annualized
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Europe Caspian
$10.49
$10.94
$9.69
$9.10
$9.59
$9.92
$10.27
$10.82
$10.55
$9.74
$9.37
$8.95
Africa
11.54
11.70
13.06
13.28
14.26
13.95
13.25
13.34
14.10
14.11
15.86
15.81
Americas
6.10
6.38
5.82
6.06
6.37
7.31
7.14
7.26
7.38
7.58
7.54
7.72
Asia Pacific
6.91
7.49
7.64
7.23
7.37
6.48
5.50
6.42
7.14
7.55
7.36
7.93
Consolidated
$8.55
$8.95
$8.49
$8.35
$8.78
$9.07
$8.97
$9.34
$9.55
$9.43
$9.33
$9.33
Q1
Q2
Q3
Europe Caspian
$9.16
$9.08
$8.97
$9.26
Africa
14.42
14.47
14.05
12.95
Americas
7.41
7.17
7.06
7.02
Asia Pacific
7.91
7.70
7.87
7.30
Consolidated
$9.25
$9.06
$8.95
$8.85
FY13
FY14
FY15
LACE Rate
1,2
FY16

Order and options book as of March 31, 2016
#
Helicopter
Class
Delivery Date
Location
2
Large
June-16
Europe Caspian
2
Large
September-16
Europe Caspian
2
Large
September-17
Europe Caspian
2
Large
March-18
Europe Caspian
8
U.K. SAR CONFIGURED ORDER BOOK
#
Helicopter
Class
Delivery Date
Location
6
Medium
September-16
Africa
4
Medium
December-16
Africa
2
Large
June-17
TBD
1
Large
June-17
Europe Caspian
1
Large
September-17
TBD
1
Large
December-17
TBD
2
Large
June-18
TBD
1
Large
September-18
TBD
1
Large
December-18
TBD
2
Large
June-19
TBD
1
Large
September-19
TBD
1
Large
December-19
TBD
2
Large
June-20
TBD
1
Large
September-20
TBD
2
Large
December-20
TBD
28
ORDER BOOK
#
Helicopter
Class
Delivery Date
1

Large
June-17
2

Large
September-17
1

Medium
September-17
3

Large
December-17
3

Medium
December-17
2

Medium
March-18
1

Large
June-18
1

Large
September-18
14

OPTIONS BOOK

Bristow Value Added (BVA)
BVA is computed by subtracting a capital charge (10.5%) for the use of gross invested capital from after tax operating cash flow.
GCF Return % is based on trailing twelve months after tax operating cash flows (Gross Cash Flow) over average quarterly gross invested capital (Gross Operating Assets).
Refer to the appendix for additional details.
29.3
9.7
18.5
19.2
(6.9)
13.2%
12.8%
12.5%
12.5%
11.6%
0%
5%
10%
15%
(15)
(5)
5
15
25
35
45
55
65
75
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16

Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16

NOTE: The gray shaded area represents the range of FMV with and without the impact of leased aircraft (upper range includes leased aircraft and related NPV of lease payments; lower range excludes FMV of leased aircraft as well as the NPV of lease payments). The company derives market value from observable market data if available and may require utilization of estimates, applications of significant judgment and reliance upon valuation specialists’ and third party analysts’ reports.  When using third party reports, the market value is as of the date of such report and is not updated to reflect factors that may impact the valuation since the date of such report, including fluctuations in foreign currency exchange rates, oil and gas prices, and the balance of supply and demand.  There is no assurance that market value of an asset represents the amount that the Company could obtain from an unaffiliated third party in an arm’s length sale of the asset, the fleet, or the Company.
Net asset FMV
42.49
18.46
51.07
$10
$20
$30
$40
$50
$60
$70
$80
$90
Book value of equity per share
Average stock price
Net asset FMV per share excl leases

Net asset FMV reconciliation as of March 31, 2016
(in millions)
Including leases
Excluding leases
(+) FMV of aircraft
$2,132
$2,132
(+) FMV of leased aircraft
1,704

-

(+) NBV of PPE without aircraft
623

623

(+) Working capital
200

200

(-) LT debt
(1,078)

(1,078)

(-) Leased imputed debt
(578)

-

(-) Pension liability
(70)

(70)

Net asset FMV
$2,933
$1,807
# of common shares
35.4

35.4

Net asset FMV per share
$82.90
$51.07
March 31, 2016

Adjusted EBITDAR margin trend by region
Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue
Q1
Q2
Q3
Q4
Full Year
Q1
Q2
Q3
Q4
Full Year
Europe Caspian
32.0%
34.4%
39.2%
35.8%
35.4%
30.4%
35.3%
35.6%
37.8%
35.0%
Africa
31.5%
26.5%
35.0%
32.0%
31.4%
34.1%
30.1%
31.7%
36.6%
33.3%
Americas
28.5%
28.3%
38.0%
40.0%
33.9%
42.5%
35.7%
37.4%
38.4%
38.1%
Asia Pacific
34.1%
36.6%
34.2%
28.7%
33.3%
25.0%
23.3%
17.4%
28.3%
23.8%
Consolidated
26.3%
26.1%
31.5%
29.4%
28.3%
28.5%
28.7%
27.0%
30.4%
28.6%
Q1
Q2
Q3
Q4
Full Year
Q1
Q2
Q3
Q4
Full Year
Europe Caspian
34.1%
33.5%
32.8%
30.9%
32.9%
32.0%
32.5%
34.3%
29.9%
32.1%
Africa
25.9%
30.7%
34.5%
48.6%
34.7%
29.4%
31.3%
29.4%
14.9%
27.2%
Americas
44.7%
31.5%
37.6%
40.8%
38.7%
41.8%
10.0%
49.8%
25.1%
32.0%
Asia Pacific
23.5%
22.7%
24.5%
29.2%
25.2%
22.8%
22.7%
24.6%
26.6%
24.0%
Consolidated
29.2%
25.4%
25.3%
30.2%
27.4%
27.5%
22.1%
29.6%
23.1%
25.6%
FY16
FY14
FY13
FY15

Adjusted EBITDAR reconciliation
Adjusted EBITDAR excludes special items and asset dispositions
($ in millions)
Q1
Q2
Q3
Q4
FY13
Q1
Q2
Q3
Q4
FY14
Net income
24
$
30
$
37
$
40
$
132
$
27
$
110
$
19
$
32
$
188
$
Income tax expense
6

8

8

13

35

8

41

3

6

57

Interest expense
9

9

15

10

42

20

9

7

8

45

Gain on disposal of assets
5

1

(7)

(7)

(8)

2

3

(4)

(0)

1

Depreciation and amortization
21

23

25

27

96

23

24

24

26

96

Special items
2

(2)

15

2

16

-

(102)

24

20

(59)

Adjusted EBITDA Subtotal
68

70

92

85

314

79

85

72

92

328

Rental expense
16

15

18

18

67

23

23

28

31

106

Adjusted EBITDAR
84
$
85
$
109
$
103
$
381
$
102
$
109
$
101
$
123
$
434
$
($ in millions)
Q1
Q2
Q3
Q4
FY15
Q1
Q2
Q3
Q4
FY16
Net income
45
$
28
$
0
$
16
$
89
$
(2)
$
(46)
$
4
$
(33)
$
(77)
$
Income tax expense
12

6

1

4

23

3

(3)

10

(12)

(2)

Interest expense
7

8

7

8

30

8

7

10

10

35

Gain on disposal of assets
(1)

(0)

26

10

36

8

14

2

7

31

Depreciation and amortization
25

28

24

37

114

37

37

32

30

137

Special items
6

7

5

1

17

13

28

7

33

82

Adjusted EBITDA Subtotal
95

77

63

75

309

67

38

65

35

206

Rental expense
33

35

46

50

165

54

54

52

51

212

Adjusted EBITDAR
128
$
112
$
109
$
125
$
474
$
121
$
93
$
117
$
87
$
417
$
Fiscal year ended,
3/31/2013
3/31/2014
3/31/2015
Fiscal year ended,
3/31/2016

Bristow Value Added (BVA)
Sample calculation for Q4 FY16 and Q4 FY15
Bristow Value Added = Gross Cash Flow –
(Gross Operating Assets X Capital Charge)
BVA
=
GCF –
(GOA x 10.5%
2
)
Bristow Value Added calculation for Q4 FY16
$(6.9) =  $92.8
1
–
($3,799* x 2.625%
2
)
Bristow Value Added calculation for Q4 FY15
$29.3 =  $128.0
1
–
($3,759* x 2.625%
2
)
1) Reconciliation for these items follows right after this slide
2) Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%
(in millions)
Adjusted gross operating assets reconciliation
Q4 FY15
Q4 FY16
Total assets
3,231
$
3,265
$
Accumulated depreciation
509

540

Capitalized operating leases
623

564

Cash and cash equivalents
(104)

(104)

Investment in unconsolidated entities
(216)

(195)

Goodwill
(76)

(30)

Intangibles
(18)

(8)

Assets held for sale: net
(58)

(44)

Assets held for sale: gross
84

117

Adj. for gains & losses on assets sales
102

2

Accounts payable
(84)

(97)

Accrued maintenance and repairs
(23)

(22)

Other accrued taxes
(13)

(8)

Accrued wages, benefits and related taxes
(82)

(59)

Other accrued liabilities
(139)

(78)

Income taxes payable
(8)

(27)

Deferred revenue
(37)

(24)

ST deferred taxes
(18)

(2)

LT deferred taxes
(166)

(172)

Adjusted gross operating assets before Líder
3,506
$
3,617
$
Adjusted gross operating assets - Líder proportional
253

181

Adjusted gross operating assets after Líder
3,759
$
3,799
$
(in millions)
Gross cash flow reconciliation
Q4 FY15
Q4 FY16
Net income
15
$
(25)
$
Depreciation and amortization
37
57
Interest expense
8
10
Interest income
(0)
(0)
Rent
50
51
Other income/expense-net
(0)
(3)
Gain/loss on asset sale
10
7
Special items
1
6
Tax effect from special items
(5)
(5)
Earnings (losses) from unconsolidated affiliates, net
2
(2)
Non-controlling interests
1
(8)
Gross cash flow before Líder
$119
88
$
Gross cash flow -
Líder proportional
9
4
Gross cash flow after Líder
$128
$93

Líder Bristow Value Added (BVA)
Sample calculation for Q4 FY16 and Q4 FY15
Bristow Value Added = Gross Cash Flow –
(Gross Operating Assets X Capital Charge)
BVA = GCF –
(GOA x 10.5%
2
)
Bristow Value Added calculation for Q4 FY16
$(0.3) = $4.5
1
–
($181* x 2.625%
2
)
Bristow Value Added calculation for Q4 FY15
$2.4 = $9.0
1
–
($253* x 2.625%
2
)
1) Reconciliation for these items follows right after this slide
2) Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%
($ in millions)
Gross cash flow reconciliation
Q4 FY15
Q4 FY16
Net income  (loss)
($0)
$30
Depreciation and amortization
3
2
Rent
7
7
Interest expense
2
3.5
Interest income
2
(0.7)
FX (gains) losses
16
(2)
Other income/expense-net
(12)
(19)
Special Adjustment-
remove Lider tax per income stmt.
5
(4)
Earnings (losses) from unconsolidated affiliates, net
(0)
Non-controlling Interests
0
-
Gross cash flow
$22
$16
Special
item
outside
of
Líder
-
add
Bristow
tax
calc.
(1)
(6)
Gross cash flow
$21
$10
Líder
proportional
consolidation
-
GCF
$9
$4
($ in millions)
Adjusted gross operating assets reconciliation
Q4 FY15
Q4 FY16
Total assets
$588
$525
Cash and cash equivalents
(69)
(149)
Accumulated depreciation
76
54
Capitalized operating leases
136
149
Investments & escrow deposits
(42)
(40)
Intangibles
(5)
(3)
Intangibles, amortization
4
3
Other, non operating assets
(23)
(40)
Accounts payable
(24)
(23)
Other payables
(4)
(10)
Other accrued taxes
(8)
(6)
Accrued wages, benefits and related taxes
(15)
(9)
Income taxes payable
(6)
(9)
Deferred revenue
(5)
(9)
Adjusted gross operating assets
$604
$433
Líder proportional consolidation GOA
$253
$181

Líder's adjusted EBITDAR reconciliation
Adjusted EBITDAR excludes special items and asset dispositions
($ in millions)
Q1 CY15
Q2 CY15
Q3 CY15
Q4 CY15
Q1 CY16
Gross revenue
$80
$83
$74
$63
$62
(-) Revenue deductions
(5)

(5)

(5)

(4)

(3)

Net operating revenue
76

78

69

59

59

(-) Cost of products and services
(56)

(59)

(52)

(46)

(46)

Gross profit
19

19

17

13

13

(-) Selling and administrative expenses
(6)

(6)

(5)

(6)

(4)

(+) Equity income of associates
(1)

1

(1)

0

1

(+) Other operating income/expenses
-

0

1

1

0

Operating result
13

15

12

9

9

(+) Depreciation and amortization
3

3

2

2

2

EBITDA
16

17

14

11

11

Leasing costs
6

7

7

7

8

Adjusted EBITDAR
$22
$24
$21
$18
$19

GAAP reconciliation
1)
See information about special items in the earnings release for Q4 FY16
2)
These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact
2016
2015
2016
2015
Adjusted EBITDAR
$86,645
$126,330
$417,363
$473,824
Gain (loss) on disposal of assets
(6,837)
(10,255)
(30,693)
(35,849)
Special items
1
(33,311)
(925)
(82,063)
(17,132)
Depreciation and amortization
(29,959)
(37,129)
(136,812)
(114,293)
Rent expense
(51,345)
(49,928)
(211,840)
(164,767)
Interest expense
(10,183)
(7,895)
(35,186)
(30,310)
Provision for income taxes
11,582
(4,390)
2,082
(22,766)
Net income
($33,408)
$15,808
($77,149)
$88,707
Adjusted net income
$4,716
$31,804
$51,308
$133,963
Gain (loss) on disposal of assets
2
(3,659)
(8,087)
(22,028)
(28,528)
Special items
1,2
(26,312)
(8,640)
(101,722)
(21,135)
Net income (loss) attributable to Bristow Group
($25,255)
$15,077
($72,442)
$84,300
Adjusted diluted earnings per share
$0.13
$0.91
$1.45
$3.77
Gain (loss) on disposal of assets
2
(0.10)
(0.23)
(0.62)
(0.80)
Special items
1,2
(0.74)
(0.25)
(2.92)
(0.59)
Diluted earnings (loss) per share
($0.72)
$0.43
($2.12)
$2.37
Three months ended
March 31,
12 months ended
March 31,
(In thousands, except per share amounts)

Bank financial covenants
$ in millions
March 31, 2016
Term loan
$336
Term loan credit facility
200

Revolving credit facility
144

Covenant PV of leases
604

Letters of credit (secured)
1

Total covenant debt
$1,285
TTM Adj EBITDAR
$417
Non-cash stock comp expense
21

Cash proceeds from assets sales (max: $20M)
17

Non-cash FX impact
20

Other adjustments
22

TTM Covenant EBITDAR
$498
Senior secured leverage ratio actual
2.58x
Senior secured leverage ratio maximum
4.25x
Senior secured leverage ratio
$ in millions
March 31, 2016
Total current assets
$593
Less:  assets HFS
(44)

Revolver availability less $25M
230

Total covenant current assets
$780
Total current liabilities
$393
Less:  Term loan maturity in current assets
-

Total covenant current liabilities
$393
Covenent current ratio actual
1.99x
Covenent current ratio minimum
1.00x
Current ratio

Adjusted EBITDAR excludes gains and losses on dispositions of assets
Total leverage reconciliation
Debt
Investment
Capital
Leverage
(a)
(b)
(c)  = (a) + (b)
(a) / (c)
(in millions)
As of March 31, 2016
1,140.9
$
1,503.3
$
2,644.2
$
43.1%
Adjust for:
Unfunded pension liability
70.1
70.1
NPV of lease obligations @ 6%
578.3
578.3
Letters of credit
11.7
11.7
Adjusted
1,801.0
$
(d)
1,503.3
$
3,304
$
54.5%
Calculation of debt to adjusted EBITDAR multiple
TTM Adjusted EBITDAR
1
:
Q4 FY16
417.4
$
(e)
= (d) / (e)
4.32:1

Líder leverage reconciliation
(in millions)
Mar-15
Mar-16
Total book debt
300
$
265
$
NPV of leases
41

62

Total adjusted debt
341

327

TTM adjusted EBITDAR
104
$
83
$
Adjusted debt / TTM adj. EBITDAR
3.3x
4.0x

During fiscal years 2016, 2015 and 2014, we made capital expenditures as follows:

	Fiscal Year Ended March 31,		
	2016	2015	2014
Number of aircraft delivered:			
Medium	1	6	8
Large	3	10	11
SAR aircraft	4	5	2
Total aircraft [2]	8	21	21
Capital expenditures (in thousands):			
Aircraft and related equipment [1]	$ 285,530	$ 476,368	$ 563,724
Other	86,845	125,466	64,889
Total capital expenditures	$ 372,375	$ 601,834	$ 628,613

(1) During fiscal years 2016, 2015 and 2014, we spent $202.7 million, $440.9 million and $529.4 million, respectively, on progress payments for aircraft to be delivered in future periods.

(2) During fiscal year 2016, we took delivery of two aircraft that were purchased using short-term debt borrowings for the final payments of the aircrafts.

Bristow
TARGET ZERO

42 Capital expenditures

Aircraft Purchase Contracts — As shown in the table below, we expect to make additional capital expenditures over the next five fiscal years to purchase additional aircraft. As of March 31, 2016, we had 36 aircraft on order and options to acquire an additional 14 aircraft. Although a similar number of our existing aircraft may be sold during the same period, the additional aircraft on order will provide incremental fleet capacity in terms of revenue and operating income.

	Fiscal Year Ending March 31,				
	2017	2018	2019	2020 and beyond	Total
Commitments as of March 31, 2016: (1)					
Number of aircraft:					
Medium	10	—	—	—	10
Large	—	5	4	9	18
U.K. SAR	4	4	—	—	8
	14	9	4	9	36
Related expenditures (in thousands) (2)					
Medium and large	$ 49,746	$ 66,044	$ 60,455	$ 109,341	$ 285,586
U.K. SAR	55,503	58,208	—	—	113,711
	$ 105,249	$ 124,252	$ 60,455	$ 109,341	$ 399,297
Options as of March 31, 2016:					
Number of aircraft:					
Medium	—	6	—	—	6
Large	—	6	2	—	8
	—	12	2	—	14
Related expenditures (in thousands) (2)	$ 61,629	$ 179,471	$ 30,410	$ —	$ 271,510

(1) Signed client contracts are currently in place that will utilize eight of these aircraft.

(2) Includes progress payments on aircraft scheduled to be delivered in future periods.

Bristow

TARGET ZERO

43 Aircraft capital commitments and options

The following table summarizes our significant contractual obligations and other commercial commitments on an undiscounted basis as of March 31, 2016 and the future periods in which such obligations are expected to be settled in cash. In addition, the table reflects the timing of principal and interest payments on outstanding borrowings as of March 31, 2016.

	Payments Due by Period				
		Fiscal Year Ending March 31,			
	Total	2017	2018 - 2019	2020 - 2021	2022 and beyond
			(In thousands)		
Contractual obligations:					
Long-term debt and short-term borrowings:					
Principal [(1)]	$ 1,141,223	$ 62,716	$ 292,443	$ 378,748	$ 407,316
Interest [(2)]	224,370	44,982	77,386	51,580	50,422
Aircraft operating leases [(3)]	573,234	174,349	280,159	106,063	12,663
Other operating leases [(4)]	92,734	10,385	20,469	15,573	46,307
Pension obligations [(5)]	54,729	17,843	35,131	1,755	—
Aircraft purchase obligations	399,297	105,249	184,707	109,341	—
Other purchase obligations [(6)]	327,332	46,808	59,939	67,000	153,585
Total contractual cash obligations	$ 2,813,341	$ 462,753	$ 950,235	$ 730,060	$ 670,293
Other commercial commitments:					
Letters of credit	$ 11,686	$ 11,686	$ —	$ —	$ —
Contingent consideration [(7)]	46,163	29,846	16,317	—	—
Total commercial commitments	$ 57,849	$ 41,532	$ 16,317	$ —	$ —

Bristow

TARGET ZERO

44 Total commitments

(1) Excludes unamortized discount of $0.3 million on the Term Loan.

(2) Interest payments for variable interest debt are based on interest rates as of March 31, 2016.

(3) Represents separate operating leases for aircraft. During fiscal year 2016, we entered into five new aircraft operating leases.

(4) Represents minimum rental payments required under non-aircraft operating leases that have initial or remaining non-cancelable lease terms in excess of one year.

(5) Represents expected funding for pension benefits in future periods. These amounts are undiscounted and are based on the expectation that both U.K. pension plans will be fully funded in approximately three years. As of March 31, 2016, we had recorded on our balance sheet a $70.1 million pension liability associated with these obligations. The timing of the funding is dependent on actuarial valuations and resulting negotiations with the plan trustees.

(6) Other purchase obligations primarily represent unfilled purchase orders for aircraft parts, commitments associated with upgrading facilities at our bases and non-cancelable power-by-the-hour maintenance commitments. For further details on the non-cancelable power-by-the-hour maintenance commitments, see Note 1 in the "Notes to Consolidated Financial Statements" included elsewhere in this Annual Report.

(7) The Cougar purchase agreement includes a potential earn-out of $40 million payable over three years based on Cougar achieving certain agreed performance targets. During fiscal year 2014, the first year earn-out payment of $6.0 million was paid as Cougar achieved agreed performance targets. During fiscal year 2016, the second year earn-out payment of $8.0 million was paid as Cougar achieved agreed performance targets. Cougar achieved the agreed performance targets relating to the third year earn-out payment of which $10 million was paid in April 2016. Subsequent to March 31, 2016, we entered into an agreement to pay the remaining earn-out payment of $16 million in April 2017. The fair value of the earn-out relating to Cougar was $26 million as of March 31, 2016 and is included in contingent consideration on our consolidated balance sheet. The Eastern Airways purchase agreement includes a potential earn-out of £6 million ($8.6 million) over a three year period, which is contingent upon both the achievement of agreed performance targets and the continued employment of the selling shareholders. The first and second year earn-out payments relating to Eastern were not achieved. The Airnorth purchase agreement includes a potential earn-out of A$17 million ($13 million) to be paid over four years. During fiscal year 2016, a portion of the first year earn-out payment of A$2 million ($1.5 million) was paid as Airnorth achieved agreed performance targets. The fair value of a portion of the Airnorth earn-out, which is contingent upon the achievement of agreed performance targets, is A$9.4 million ($7.2 million) as of March 31, 2016 and is included in contingent consideration and other liabilities and deferred credits on our consolidated balance sheet. The remaining A$7 million ($5.4 million) of the Airnorth earn-out, which is contingent upon both the achievement of agreed performance targets and the continued employment of the selling shareholders, will be included as general and administrative expense in our consolidated statements of operations as earned. The earn-out for Airnorth will be remeasured to fair value at each reporting date until the contingency is resolved and any changes in estimated fair value will be recorded as accretion expense included in interest expense on our consolidated statements of operations.

Bristow

TARGET ZERO

45 Total commitments (2)

46 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us